                                                                   EXHIBIT 10.20


                                    Amendment
                                       To
                Apache Corporation Money Purchase Retirement Plan

         Apache Corporation ("Apache") maintains the Apache Corporation Money Purchase Retirement Plan (the "Plan"). In section 9.4 of the Plan, Apache reserved the right to amend the Plan from time to time. Apache hereby exercises such right as follows, by replacing the chart at the end of Appendix C with the following chart, effective as of January 1, 2003.


              Former Employer                                           New Employees
              ---------------                                           -------------
   Crescendo Resources, L.P. ("Crescendo")            All individuals hired from April 30, 2000 through
                                                      June 1, 2000 from Crescendo and related
                                                      companies in connection with an April 30, 2000
                                                      asset acquisition from Crescendo.

   Collins & Ware ("C&W") and Longhorn                All individuals hired from C&W, Longhorn, and
   Disposal, Inc. ("Longhorn")                        related companies in connection with a May 23,
                                                      2000 asset  acquisition from C&W and Longhorn.

   Occidental Petroleum Corporation ("Oxy")           All individuals hired from Oxy and related
                                                      companies in connection with an August 2000
                                                      asset acquisition from an Oxy subsidiary.

   Private company ("Private")                        All individuals hired in January 2003 from Private
                                                      and related companies in connection with an asset
                                                      acquisition of certain property in Louisiana
                                                      effective as of December 1, 2002.


                     EXECUTED this 27th day of January 2003.

                                             APACHE CORPORATION


                                       By:    /s/ Jeffrey M. Bender
                                              ----------------------------------
                                       Name:  Jeffrey M. Bender
                                       Title: Vice President, Human Resources



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